Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

The following table presents the components of loss before income taxes (in thousands):

	Year Ended December 31,
	2024	2023	2022
United States	$(39,968)	$(30,355)	$(92,360)
Foreign	1,871	2,720	(7,050)
Total loss before income taxes	$(38,097)	$(27,635)	$(99,410)

The following table summarizes income tax (expense) benefit (in thousands):

	Year Ended December 31,
	2024	2023	2022
Current:
United States
Federal	$—	$—	$—
State	(37)	(161)	(87)
Foreign	(683)	(850)	(372)
Total current income tax provision	(720)	(1,011)	(459)
Deferred
United States
Federal	—	—	10
State	—	—	13
Foreign	286	292	272
Total deferred income tax benefit	286	292	295
Total income tax expense	$(434)	$(719)	$(164)

A reconciliation of the federal statutory income tax rate to the effective tax rate is as follows:

	Year Ended December 31,
	2024	2023	2022
Federal statutory income tax rate	21.0%	21.0%	21.0%
Non-deductible executive compensation	(3.2)%	(2.6)%	—%
State taxes, net of federal benefit	2.7%	(0.3)%	2.8%
Tax credits	4.0%	4.9%	1.3%
Stock-based compensation	(2.4)%	(1.6)%	(2.4)%
Permanent items	(0.3)%	(0.6)%	(0.3)%
Change in valuation allowance	(22.5)%	(24.3)%	(20.8)%
Impairment of goodwill	—%	—%	(1.6)%
Other	(0.4)%	0.9%	(0.2)%
Effective income tax rate	(1.1)%	(2.6)%	(0.2)%

The effective income tax rate differs from the U.S. federal statutory rate of 21.0% primarily as a result of the valuation allowance maintained against the Company’s net deferred tax assets.

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	As of December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$80,541	$77,731
Tax credits	10,178	8,645
Deferred revenue	2,412	2,568
Amortization	645	727
Stock-based compensation	3,808	3,186
Inventory	1,069	1,391
Capitalized R&D Costs	13,753	9,353
Lease liability	9,093	9,948
Other deferred tax assets	497	198
Accrual and reserves	1,876	2,159
Total deferred tax assets	123,872	115,906
Less: valuation allowances	(118,663)	(110,082)
Net deferred tax assets	$5,209	$5,824
Deferred tax liabilities:
Right-of-Use Assets	$(3,970)	$(4,372)
Depreciation	(1,137)	(1,307)
Amortization acquired intangibles	(831)	(1,253)
Other deferred tax liabilities	(71)	(69)
Net deferred tax (liability) asset	$(800)	$(1,177)

The Company records deferred tax liabilities in other non-current liabilities on the Consolidated Balance Sheets.

The Company’s change in its valuation allowance account related to deferred tax assets was as follows (in thousands):

	2024	2023
Balance at December 31 of prior year	$110,082	$103,372
Change in valuation allowance	8,581	6,710
Balance at December 31	$118,663	$110,082

The valuation allowance increased during the year ended December 31, 2024 primarily as a result of the U.S. operating losses incurred.

In determining the need for a valuation allowance, the Company considers the cumulative book income and loss positions of each of its entities as well as its worldwide cumulative loss position. The Company has assessed, on a jurisdictional basis, the available means of recovering deferred tax assets, including the ability to carry back net operating losses (“NOLs”), the existence of reversing taxable temporary differences, the availability of tax planning strategies, and forecasted future taxable income. At December 31, 2024, the Company maintained a full valuation allowance against its worldwide net deferred tax assets, as it concluded that it was more likely than not that the deferred assets will not be utilized.

As of December 31, 2024, the Company had U.S. federal net operating losses (“NOLs”) of approximately $320.0 million. U.S. federal NOLs generated through December 31, 2017 of approximately $108.5 million expire at various dates through 2037, and U.S. federal NOLs generated after December 31, 2017 of approximately $211.5 million do not expire. As of December 31, 2024, the Company had U.S. federal tax credit carryforwards of approximately $7.7 million that expire at various dates through 2044.

As of December 31, 2024, the Company had $224.7 million of state NOLs, approximately $210.8 million of which expire at various dates through 2044, and approximately $13.9 million of which do not expire. As of December 31, 2024, the Company had U.S. state tax credit carryforwards of approximately $3.1 million that expire at various dates through 2039.

Under Sections 382 and 383 of the U.S. Internal Revenue Code, if a corporation undergoes an ownership change, the corporation’s ability to use its pre-ownership change NOLs and other pre-ownership change tax attributes, such as research tax credits, to offset its post-change income and taxes may be limited. In general, an ownership change occurs if there is a cumulative change in an entity’s ownership by 5% stockholders that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under U.S. state tax laws. Under the Tax Cuts and Jobs Act of 2017 (“TCJA”), the use of federal NOLs arising in taxable years beginning after December 31, 2017 is limited to 80% of current year taxable income and NOLs arising in taxable years ending after December 31, 2017 may not be carried back (though any such NOLs may be carried forward indefinitely).

The Company may have experienced an ownership change in the past and may experience ownership changes in the future as a result of future transactions in its share capital, some of which may be outside of the control of the Company. As a result, if the Company earns net taxable income, its ability to use its pre-ownership change NOLs, or other pre-ownership change tax attributes, to offset U.S. federal and state taxable income and taxes may be subject to significant limitations.

For the years ended December 31, 2024, 2023, and 2022, the Company had no tax reserves accrued for uncertain tax positions.

The Company is subject to taxation in the United States as well as the Netherlands, Sweden, and China. At December 31, 2024, the Company is generally no longer subject to examination by taxing authorities in the United States for years prior to 2021. However, NOLs and tax credits in the United States may be subject to adjustments by taxing authorities in future years in which they are utilized. The Company’s foreign subsidiaries remain open to examination by taxing authorities from 2018 onward.

As of December 31, 2024, the Company has accumulated undistributed earnings generated by our foreign subsidiaries of approximately $3.4 million and the amount of tax due on remittance would not be material. The Company intends to indefinitely reinvest these earnings and expects future U.S. cash generation to be sufficient to meet future U.S. cash needs.